Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	NEOGENOMICS INC
Entity Central Index Key	0001077183
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 2,628	$ 1,097
Restricted cash	500	500
Accounts receivable (net of allowance for doubtful accounts of $2,150 and $1,459, respectively)	7,894	5,236
Inventories	1,202	887
Other current assets	954	1,018
Total current assets	13,178	8,738
PROPERTY AND EQUIPMENT (net of accumulated depreciation of $6,653 and $4,568 respectively)	6,642	4,839
OTHER ASSETS	129	74
TOTAL ASSETS	19,949	13,651
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	2,529	1,933
Accrued compensation	2,137	1,338
Accrued expenses and other liabilities	773	460
Short-term portion of equipment capital leases	2,107	1,995
Revolving credit line	3,898	3,442
Total current liabilities	11,444	9,168
LONG TERM LIABILITIES
Long-term portion of equipment capital leases	2,608	1,348
TOTAL LIABILITIES	14,052	10,516
Commitments and contingencies
STOCKHOLDERS' EQUITY
Common stock, $.001 par value, (100,000,000 shares authorized; 43,416,200 and 37,424,423 shares issued and outstanding at December 31, 2011 and 2010, respectively)	43	37
Additional paid-in capital	28,490	24,557
Accumulated deficit	(22,636)	(21,459)
Total stockholders' equity	5,897	3,135
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 19,949	$ 13,651

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Accounts receivable, allowance for doubtful accounts	$ 2,150	$ 1,459
Accumulated depreciation	$ 6,653	$ 4,568
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	43,416,200	37,424,423
Common stock, shares outstanding	43,416,200	37,424,423

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements Of Operations [Abstract]
NET REVENUE	$ 43,484	$ 34,371
COST OF REVENUE	24,056	18,588
GROSS MARGIN	19,428	15,783
OPERATING EXPENSES
General and administrative	12,874	11,267
Sales and marketing	6,963	7,479
Total selling, general and administrative expenses	19,837	18,746
LOSS FROM OPERATIONS	(409)	(2,963)
OTHER INCOME / (EXPENSE):
Other income		370
Interest expense	(768)	(710)
Other income / (expense) - net	(768)	(340)
NET LOSS	$ (1,177)	$ (3,303)
NET LOSS PER SHARE - Basic and Diluted	$ (0.03)	$ (0.09)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - Basic and Diluted	42,758,252	37,328,940

Consolidated Statements Of Stockholders' Equity (USD $) In Thousands, except Share data	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2009	$ 37	$ 23,762	$ (18,156)	$ 5,643
Balance, shares at Dec. 31, 2009	37,185,078
Common stock issuance ESPP plan		150		150
Common stock issuance ESPP plan, shares	122,179
Transaction fees and expenses		(47)		(47)
Stock compensation expense - warrants		204		204
Issuance of stock for stock options		68		68
Issuance of stock for stock options, shares	102,166
Issuance of stock for warrants		9		9
Issuance of stock for warrants, shares	15,000
Stock compensation expense - options		411		411
Net loss			(3,303)	(3,303)
Balance at Dec. 31, 2010	37	24,557	(21,459)	3,135
Balance, shares at Dec. 31, 2010	37,424,423
Common stock issuance ESPP plan		153		153
Common stock issuance ESPP plan, shares	122,401
Transaction fees and expenses		(41)		(41)
Stock compensation expense - warrants		83		83
Stock compensation expense - restricted stock		90		90
Issuance of stock for stock options		367		367
Issuance of stock for stock options, shares	382,500
Issuance of stock for warrants	4	(4)
Issuance of stock for warrants, shares	3,365,209
Issuance of restricted shares, shares	120,000
Issuance of common stock for cash, net	2	3,000		3,002
Issuance of common stock for cash, net, shares	2,001,667
Stock compensation expense - options		285		285
Net loss			(1,177)	(1,177)
Balance at Dec. 31, 2011	$ 43	$ 28,490	$ (22,636)	$ 5,897
Balance, shares at Dec. 31, 2011	43,416,200

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$ (1,177)	$ (3,303)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,085	1,781
Amortization of debt issue costs	40	49
Stock based compensation - options	285	411
Stock based compensation - warrants and restricted stock	173	204
Provision for bad debts	2,567	2,254
Changes in assets and liabilities, net:
(Increase) decrease in accounts receivable, net of write-offs	(5,226)	(2,857)
(Increase) decrease in inventories	(315)	(285)
(Increase) decrease in prepaid expenses	25	(413)
(Increase) decrease in other current assets	(55)	12
Increase (decrease) in accounts payable and other liabilities	1,667	95
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	69	(2,052)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(897)	(916)
NET CASH USED IN INVESTING ACTIVITIES	(897)	(916)
CASH FLOWS FROM FINANCING ACTIVITIES
Advances (repayments) from/to revolving credit facility	456	2,890
Restricted cash		500
Repayment of capital lease obligations	(1,579)	(1,373)
Proceeds from issuance of capital lease on owned assets		237
Issuance of common stock and warrants for cash , net of transaction expenses	3,482	180
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,359	2,434
NET CHANGE IN CASH AND CASH EQUIVALENTS	1,531	(534)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,097	1,631
CASH AND CASH EQUIVALENTS, END OF YEAR	2,628	1,097
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	735	661
Equipment leased under capital leases	2,842	1,674
Automobiles purchased under a car loan	108	34
Income taxes paid		$ 15

Nature Of Business And Basis Of Presentation	12 Months Ended
Dec. 31, 2011
Nature Of Business And Basis Of Presentation [Abstract]
Nature Of Business And Basis Of Presentation

NOTE A – NATURE OF BUSINESS AND BASIS OF PRESENTATION

NeoGenomics, Inc., a Nevada corporation (the "Parent" or the "Parent Company"), and its subsidiary, NeoGenomics Laboratories, Inc., a Florida corporation ("NEO", "NeoGenomics Laboratories" or the "Subsidiary") (collectively referred to as "we", "us", "our", "NeoGenomics", or the "Company"), operates as a certified "high complexity" clinical laboratory in accordance with the federal government's Clinical Laboratory Improvement Act, as amended ("CLIA"), and is dedicated to the delivery of clinical diagnostic services to pathologists, oncologists, urologists, hospitals, and other laboratories throughout the United States.

The accompanying consolidated financial statements include the accounts of the Parent and the Subsidiary. All significant intercompany accounts and balances have been eliminated in consolidation.

Certain amounts in the prior year's consolidated financial statements have been reclassified to conform to the current year presentation.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The Company prepares its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, together with amounts disclosed in the related notes to the consolidated financial statements. Actual results and outcomes may differ from management's estimates, judgments and assumptions. Significant estimates, judgments and assumptions used in these consolidated financial statements include, but are not limited to, those related to revenues, accounts receivable and related reserves, contingencies, useful lives and recovery of long-term assets, income taxes, and the fair value of stock-based compensation. These estimates, judgments, and assumptions are reviewed periodically and the effects of material revisions in estimates are reflected in the consolidated financial statements prospectively from the date of the change in estimate.

Revenue Recognition

The Company recognizes revenues in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin Topic 13.A.1 and FASB ASC 605-10-S99-1, and ASC Topic 954, when (a) the price is fixed or determinable, (b) persuasive evidence of an arrangement exists, (c) the service is performed and (d) collectability of the resulting receivable is reasonably assured.

The Company's specialized diagnostic services are performed based on a written test requisition form and revenues are recognized once the diagnostic services have been performed, and the results have been delivered to the ordering physician. These diagnostic services are billed to various payers, including Medicare, commercial insurance companies, other directly billed healthcare institutions such as hospitals and clinics, and individuals. The Company reports revenues from contracted payers, including Medicare, certain insurance companies and certain healthcare institutions, based on the contractual rate, or in the case of Medicare, published fee schedules. The Company reports revenues from non-contracted payers, including certain insurance companies and individuals, based on the amount expected to be collected. The difference between the amount billed and the amount estimated to be collected from non-contracted payers is recorded as an allowance to arrive at the reported net revenues. The expected revenues from non-contracted payers are based on the historical collection experience of each payer or payer group, as appropriate. The Company records revenues from patient pay tests net of a large discount and as a result recognizes minimal revenue on those tests. Therefore we believe that we should not change our presentation of the statement of operations because we do not recognize revenues that we don't expect to collect in accordance with ASU No. 2011-07: Health Care Entities (Topic 954) — Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities. The Company regularly reviews its historical collection experience for non-contracted payers and adjusts its expected revenues for current and subsequent periods accordingly.

Cost of Revenue

Cost of revenue includes payroll and payroll related costs for performing tests, depreciation of laboratory equipment, rent for laboratory facilities, laboratory reagents, probes and supplies, and delivery and courier costs relating to the transportation of specimens to be tested.

Advertising Costs

Advertising costs are expensed at the time they are incurred.

Research and Development

Research and development costs are expensed as incurred. Research and development expenses consist of compensation and benefits for research and development personnel, license fees, related supplies, inventory and payment for samples to complete validation studies. These expenses were incurred to develop new genetic tests that we bring to market.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are reported, net of an allowance for doubtful accounts, which is estimated based on the aging of accounts receivable with each payer category and the historical data on bad debts in these aging categories. In addition, the allowance is adjusted periodically for other relevant factors, including regularly assessing the state of our billing operations in order to identify issues which may impact the collectability of receivables or allowance estimates. Revisions to the allowance are recorded as an adjustment to bad debt expense within general and administrative expenses. After appropriate collection efforts have been exhausted, specific receivables deemed to be uncollectible are charged against the allowance in the period they are deemed uncollectible. Recoveries of receivables previously written-off are recorded as credits to the allowance. Total adjustments for incremental revenue from tests in which we underestimated the revenue in previous years from collections we received in the current year are not material to the Company's results of operations in any period presented. Our estimates of net revenue are subject to change based on the contractual status and payment policies of the third party payers with whom we deal. We regularly refine our estimates in order to make our estimated revenue as accurate as possible based on our most recent collection experience with each third party payer.

Statements of Cash Flows

For purposes of the statements of cash flows, we consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments and Concentrations of Credit Risk

The carrying value of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued expenses and other liabilities, amounts outstanding under our revolving credit facility, and other current assets and liabilities are considered reasonable estimates of their respective fair values due to their short-term nature. The Company maintains its cash and cash equivalents with domestic financial institutions that the Company believes to be of high credit standing. The Company believes that, as of December 31, 2011, its concentration of credit risk related to cash and cash equivalents was not significant. The carrying value of the Company's long-term capital lease obligations approximates its fair value based on the current market conditions for similar instruments.

Concentrations of credit risk with respect to revenue and accounts receivable are primarily limited to certain clients to whom the Company provides a significant volume of its services, and to specific payers of our services such as Medicare and individual insurance companies. The Company's client base consists of a large number of geographically dispersed clients diversified across various customer types. For the years ended December 31, 2011 and 2010, one new client with multiple locations accounted for 11.3% and 1.2% respectively, of total revenue. All others were less than 5% of total revenue individually.

The Company orders the majority of its FISH probes from one vendor and as a result of their dominance of that marketplace and the absence of any competitive alternatives, if they were to have a disruption and not have inventory available it could have a material effect on our business. This risk cannot be completely offset due to the fact that they have patent protection which limits other vendors from supplying these probes.

Inventories

Inventories, which consist principally of testing supplies, are valued at the lower of cost or market, using the first-in, first-out method (FIFO).

Other Current Assets

As of December 31, 2011 and 2010, other current assets consist of prepaid expenses of approximately $824,000 and $624,000, respectively, therapeutic discovery grant receivable of approximately $0 and $374,000, respectively and Lee County, Florida economic development tax credit of $130,000 and $20,000 respectively.

Property and Equipment

Property and equipment are recorded at cost, net of accumulated depreciation and amortization. Property and equipment generally includes purchases of items with a cost greater than $1,000 and a useful life greater than one year. Depreciation and amortization are computed on a straight line basis over the estimated useful lives of the assets.

Leasehold improvements are amortized over the related lease terms or their estimated useful lives. Property and equipment acquired under capital leases are depreciated over the related lease terms or the useful lives of the assets. The Company periodically reviews the estimated useful lives of property and equipment. Changes to the estimated useful lives are recorded prospectively from the date of the change. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in income (loss) from operations. Repairs and maintenance costs are expensed as incurred.

We review our long-lived assets for recoverability if events or changes in circumstances indicate the assets may be impaired. This circumstance exists when the carrying amount of the asset exceeds the sum of the undiscounted cash flows expected to result from its use and eventual disposition. At December 31, 2011, we believe the carrying value of our long-lived assets is recoverable.

Income Taxes

We compute income taxes in accordance with ASC Topic 740 Income Taxes. Under ASC-740, deferred taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Also, the effect on deferred taxes of a change in tax rates is recognized in income in the period that included the enactment date. Temporary differences between financial and tax reporting arise primarily from the use of different depreciation methods for property and equipment as well as impairment losses, stock based compensation expense and the timing of recognition of bad debts.

We evaluate tax positions that have been taken or are expected to be taken in our tax returns, and record a liability for uncertain tax positions. We follow a two-step approach to recognizing and measuring uncertain tax positions. First, tax positions are recognized if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon examination, including resolution of related appeals or litigation processes, if any. Second, the tax position is measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon settlement. We recognize interest and penalties related to unrecognized tax benefits in the provision for income taxes in the accompanying consolidated financial statements. As of December 31, 2011 and 2010, we had no provision for interest or penalties related to uncertain tax positions.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with FASB ASC Topic 718 Compensation – Stock Compensation. ASC 718 requires recognizing compensation costs for all share-based payment awards made to employees and directors based upon the awards' grant-date fair value. The standard covers employee stock options, restricted stock, and other equity awards.

For stock options, the Company uses a trinomial lattice option-pricing model to estimate the grant-date fair value of stock option awards, and recognizes compensation cost on a straight-line basis over the awards' vesting periods.

Tax Effects of Stock-Based Compensation

We will only recognize a tax benefit from windfall tax deductions for stock-based awards in additional paid-in capital if an incremental tax benefit is realized after all other tax attributes currently available have been utilized.

Net Loss Per Common Share

We compute loss per share in accordance with ASC Topic 260 Earnings Per Share. Under the provisions of ASC 260, basic net loss per share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of common and common equivalent shares outstanding during the period. During the years ended December 31, 2011 and 2010, we reported net loss per share and, accordingly, common equivalent shares outstanding as of December 31, 2011 and 2010, which consisted of employee stock options and warrants issued to consultants, providers of financing to the Company and others, were excluded from diluted net loss per common share calculations as of such dates because they were anti-dilutive. As a result, basic and diluted loss per share was equivalent.

Recent Pronouncements

In July 2011, the FASB issued ASU No. 2011-07: Health Care Entities (Topic 954) — Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities. This update was issued to increase transparency relating to accounting practices used for net patient service revenue and related bad debt allowances by health care entities. Some health care entities recognize patient service revenue at the time the services are rendered regardless of whether the entity expects to collect that amount or has assessed the patient's ability to pay. These prior accounting practices used by some health care entities resulted in a gross-up of patient service revenue and the provision for bad debts, leading to an impaired ability by outside users of financial statements to make accurate comparisons and analyses of financial statements between entities. ASU No. 2011-07 requires changes to the presentation of the statement of operations, reclassifying the provision for bad debts associated with patient service revenue from an operating expense to a deduction from patient service revenue, and also requires enhanced quantitative and qualitative disclosures relevant to the entity's policies for recognizing revenue and assessing bad debts. This update is not designed and will not change the net income reported by healthcare entities. This update is effective for fiscal years beginning after December 15, 2011, with early adoption permitted. Because NeoGenomics assesses the collectability of revenue prior to its recognition, we do not expect that this update will have any material impact on the company's consolidated financial statements.

Liquidity	12 Months Ended
Dec. 31, 2011
Liquidity [Abstract]
Liquidity

NOTE C – LIQUIDITY

Our consolidated financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Although we have incurred losses from operations and have a significant accumulated deficit at December 31, 2011, we believe we have adequate resources, such as cash on-hand and our revolving credit facility, to meet our operating commitments for the next year. Furthermore, we expect to have positive cash flows from operations in 2012. In the event these resources and operating cash flows are not sufficient to fully fund our operating commitments or our growth, we would look to secure additional borrowing lines or expand our current line. There can be no guarantee that we will be successful securing additional debt facilities. In the event we are unable to fund our operations by positive operating cash flows or additional borrowings, we may be forced to reduce our expenses, slow down our growth rate or raise equity capital. Accordingly, our consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Property And Equipment, Net	12 Months Ended
Dec. 31, 2011
Property And Equipment, Net [Abstract]
Property And Equipment, Net

NOTE D – PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at December 31, 2011 and 2010:

	2011	2010	Estimated Useful Lives in Years
Equipment	$8,872,722	$6,484,265	3-7
Leasehold improvements	760,111	703,606	3-5
Furniture & fixtures	512,996	404,636	7
Computer hardware	1,495,513	708,573	3
Computer software	1,308,976	1,106,032	3
Assets not yet placed in service	344,394	—	—

Subtotal	13,294,712	9,407,112
Less accumulated depreciation and amortization	(6,652,983)	(4,567,668)

Property and equipment, net	$6,641,729	$4,839,444

Depreciation and amortization expense on property and equipment, including leased assets, for the years ended December 31, 2011 and 2010, was $2,085,000 and $1,781,000, respectively.

Property and equipment under capital leases, included above, consists of the following at December 31, 2011 and 2010:

	2011	2010
Equipment	$5,421,526	$4,882,700
Furniture & fixtures	191,053	178,608
Computer hardware	1,024,969	462,529
Computer software	227,831	370,645
Leasehold Improvements	233,386	233,386
Assets not yet placed in service	—	—

Subtotal	7,098,765	6,127,868
Less accumulated depreciation and amortization	(2,618,075)	(2,708,403)

Property and equipment under capital leases, net	$4,480,690	$3,419,465

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE E – INCOME TAXES

We recognized losses for financial reporting and tax purposes for the years ended December 31, 2011 and 2010, in the accompanying consolidated statements of operations. Accordingly, no provisions for income taxes and/or deferred income taxes payable have been provided in the accompanying consolidated financial statements.

At December 31, 2011 and 2010, we had federal and state net operating loss carry-forwards of approximately $16,683,683 and $16,398,736, respectively. The significant difference between this amount and our accumulated deficit arises primarily from certain stock based compensation that is considered to be a permanent difference. Assuming our net operating loss carry-forwards are not disallowed because of certain "change in control" provisions of the Internal Revenue Code, these net operating loss carry-forwards expire in various years through the year ending December 31, 2031. However, we have established a valuation allowance to fully reserve our deferred income tax assets as such assets did not meet the required asset recognition standard established by ASC Topic 740. Our valuation allowance increased by approximately $1,077,300 during the year ended December 31, 2011.

At December 31, 2011 and 2010, our current and non-current deferred income tax assets (assuming an effective income tax rate of approximately 38.6% and 38.7% at December 31, 2011 and 2010, respectively consisted of the following:

	2011	2010
Net current deferred income tax asset:
Allowance for doubtful accounts	$830,000	$564,600
Accrued expenses	222,700	162,800

Subtotal	1,052,700	727,400
Less valuation allowance	(1,052,700)	(727,400)

Total	$—	$—

Net non-current deferred income tax asset:
Net operating loss carry-forwards	$3,298,400	$2,979,400
Accumulated depreciation and impairment	(344,600)	(777,600)

Subtotal	2,953,800	2,201,800
Less valuation allowance	(2,953,800)	(2,201,800)

Total	$—	$—

Current California tax laws include a restriction on the utilization of net operating losses for the fiscal year ending December 31, 2011 and 2012. Accordingly, our ability to utilize NOLs for California tax purposes is restricted and this may lead to a current state tax expense in those years. There is a possibility that this restriction could be extended into future periods and effect our ability to use our NOLs.

Employee Stock Options, Stock Purchase Plan And Warrants	12 Months Ended
Dec. 31, 2011
Employee Stock Options, Stock Purchase Plan And Warrants [Abstract]
Employee Stock Options, Stock Purchase Plan And Warrants

NOTE F – EMPLOYEE STOCK OPTIONS, STOCK PURCHASE PLAN AND WARRANTS

Stock Option Plan

On March 3, 2009, the Company's Board of Directors approved the Amended and Restated Equity Incentive Plan (the "Amended Plan"), which amended and restated the Equity Incentive Plan, originally effective as of October 14, 2003, and previously amended and restated effective as of October 31, 2006. The Amended Plan allows for the award of equity incentives, including stock options, stock appreciation rights, restricted stock awards, stock bonus awards, deferred stock awards, and other stock-based awards to certain employees, directors, or officers of, or key advisers or consultants to, the Company or its subsidiaries. The Amended Plan provides that the maximum aggregate number of shares of the Company's common stock reserved and available for issuance under the Amended Plan is 6,500,000 and that the Amended Plan will expire on March 3, 2019.

As of December 31, 2011, option and stock awards for 4,779,170 shares were outstanding, including 350,000 options issued outside of the Amended Plan to Robert Gasparini, the Company's Chief Scientific Officer, and a total of 944,896 shares were available for future option and stock awards under the Amended Plan. Options typically expire after 5 - 10 years and generally vest over 3 or 4 years, but each grant's expiration, vesting and exercise price provisions are determined at the time the awards are granted by the Compensation Committee of the Board of Directors or by the Chairman and Chief Executive Officer by virtue of authority delegated to him by the Compensation Committee.

We account for option and stock awards under the Amended Plan in accordance with ASC Topic 718 Compensation – Stock Compensation, which requires the measurement and recognition of compensation expense in the Company's statement of operations for all share-based option and stock awards, based on estimated grant-date fair values.

ASC Topic 718 requires us to estimate the fair value of stock-based option awards on the date of grant using an option-pricing model. The grant-date fair value of the award is recognized as expense over the requisite service period using the straight-line method. In accordance with ASC Topic 718, the estimated stock-based compensation expense to be recognized is reduced by stock option forfeitures.

We estimate the grant-date fair value of stock-based option awards using a trinomial lattice model. This model is affected by our stock price on the date of the grant as well as assumptions regarding a number of highly complex and subjective variables. These variables include the expected term of the option, expected risk-free rates of return, the expected volatility of our common stock, and expected dividend yield, each of which is more fully described below. The assumptions for expected term and expected volatility are the two assumptions that significantly affect the grant date fair value.

Expected Term: The expected term of an option is the period of time that the option is expected to be outstanding. The average expected term is determined using a trinomial lattice simulation model.

Risk-free Interest Rate: We base the risk-free interest rate used in the trinomial lattice valuation method on the implied yield at the grant date of the U.S. Treasury zero-coupon issue with an equivalent term to the stock-based award being valued. Where the expected term of a stock-based award does not correspond with the term for which a zero coupon interest rate is quoted, we use the nearest interest rate from the available maturities.

Expected Stock Price Volatility: Effective January 1, 2006 until December 31, 2009, we evaluated the assumptions used to estimate volatility and determined that, under SAB 107, we should use a blended average of our volatility and the volatility of certain peer companies. We believe that the use of this blended average peer volatility which was more reflective of market conditions and a better indicator of our expected volatility due to the limited trading history available for our Company since its last change of control, prior to which we operated under a different business model. Effective January 1, 2010 since we had sufficient historical data since our last change of control we began to use our own historical weekly volatility because that was more reflective of market conditions.

Dividend Yield: Because we have never paid a dividend and do not expect to begin doing so in the foreseeable future, we have assumed a 0% dividend yield in valuing our stock-based awards.

The fair value of each stock option award granted during the years ended December 31, 2011 and 2010 was estimated as of the grant date using a trinomial lattice model with the following weighted average assumptions:

	2011	2010
Expected term (in years)	3.6	3.6
Risk-free interest rate (%)	1.18%	1.3%
Expected volatility (%)	55%	58%
Dividend yield (%)	0%	0%
Weighted average fair value/share at grant date	$0.51	$0.46

The status of our stock options and stock awards are summarized as follows:

	Number Of Shares	Weighted Average Exercise Price
Outstanding at December 31, 2009	5,161,652	$0.86
Granted	942,000	1.19
Exercised	(102,166)	0.66
Canceled	(531,442)	1.43

Outstanding at December 31, 2010	5,470,044	0.87
Granted	519,000	1.39
Exercised	(382,500)	0.95
Canceled	(827,374)	1.15

Outstanding at December 31, 2011	4,779,170	0.87

Exercisable at December 31, 2011	3,832,586	$0.76

The following table summarizes information about our options outstanding at December 31, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Prices ($)	Number Outstanding	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price
0.00 – 0.30	980,000	2.86	$0.25	980,000	2.86	$0.25
0.31 – 0.46	22,500	3.71	0.35	22,500	3.71	0.35
0.47 – 0.61	101,500	4.29	0.50	101,500	4.30	0.50
0.62 – 0.83	2,019,511	3.85	0.77	1,884,011	3.83	0.77
0.84 – 1.08	310,996	3.05	1.02	237,871	2.99	1.02
1.09 – 1.47	938,664	4.13	1.40	378,455	4.06	1.43
1.48 – 1.84	405,999	3.30	1.59	228,249	3.30	1.60

	4,779,170	3.61	$0.87	3,832,586	3.61	$0.76

As of December 31, 2011, the aggregate intrinsic value of all stock options outstanding and expected to vest was approximately $2,668,000 and the aggregate intrinsic value of currently exercisable stock options was approximately $2,532,000. The intrinsic value of each option share is the difference between the fair market value of NeoGenomics common stock and the exercise price of such option share to the extent it is "in-the-money". Aggregate intrinsic value represents the value that would have been received by the holders of in-the-money options had they exercised their options on the last trading day of the year and sold the underlying shares at the closing stock price on such day. The intrinsic value calculation is based on the $1.40 closing stock price of NeoGenomics Common Stock on December 30, 2011, the last trading day of 2011. The total number of in-the-money options outstanding and exercisable as of December 31, 2011 was approximately 3,279,000.

The total intrinsic value of options exercised during the years ended December 31, 2011 and 2010 was approximately $126,000 and $72,000, respectively. Intrinsic value of exercised shares is the total value of such shares on the date of exercise less the cash received from the option holder to exercise the options. The total cash proceeds received from the exercise of stock options was approximately $367,000 and $68,000 for the years ended December 31, 2011 and 2010, respectively.

The total fair value of options granted during the years ended December 31, 2011 and 2010 was approximately $267,000 and $408,000, respectively. The total fair value of option shares vested during the years ended December 31, 2011 and 2010 was approximately $321,000 and $311,000.

Stock compensation cost recognized for the years ended December 31, 2011 and 2010 was approximately $285,000 and $411,000, respectively. We will only recognize a tax benefit from windfall tax deductions for stock-based awards in additional paid-in capital if an incremental tax benefit is realized after all other tax attributes currently available have been utilized. As of December 31, 2011, there was approximately $263,000 of total unrecognized stock-based compensation cost, related to unvested stock options granted under the Amended Plan. This cost is expected to be recognized over a weighted-average period of 1.50 years.

On April 14, 2011, our Chief Financial Officer, Mr. Cardoza, was granted an additional option to purchase 100,000 shares of common stock at an exercise price of $1.46 per share. Such option has a five year term and vests 25,000 shares per year on the anniversary of the grant date for the first four years after the grant. In the event of a change of control of the Company, all of Mr. Cardoza's unvested options shall immediately vest. These options are valued at $49,520 based on a trinomial lattice model with the following terms:

Expected term in years	2.4
Risk-free interest rate (%)	1.53%
Weighted average expected volatility (%)	55.5%
Dividend yield (%)	0%

On January 6, 2012, as described more fully in Note M "Subsequent Events", Dr. Maher Albitar was granted an option to purchase up to 250,000 shares of the Company's common stock in connection with his appointment as Chief Medical Officer.

On February 14, 2012, as described more fully in Note M "Subsequent Events", Douglas M. VanOort, our CEO, was granted supplemental non-qualified stock options to purchase up to 800,000 shares of the Company's common stock.

Employee Stock Purchase Plan

Effective January 1, 2007, the Company began sponsoring an Employee Stock Purchase Plan ("ESPP"), under which eligible employees may purchase Common Stock, by means of limited payroll deductions, at a 5% discount from the fair market value of the Common Stock as of specific dates. In accordance with ASC Topic 718-50 Compensation – Stock Compensation – Employee Share Purchase Plans, the ESPP is considered non-compensatory and does not require the recognition of compensation cost because the discount offered to employees does not exceed 5%. Shares issued pursuant to this plan were 122,401 and 122,179 for the period ended December 31, 2011 and 2010, respectively.

Common Stock Warrants

From time to time, the Company issues warrants to purchase its common stock. These warrants have been issued for consulting services, in connection with the company's credit facilities or in connection with sales of its common stock, and in connection with employment agreements or for compensation to directors. These warrants are valued using an option pricing model and using the volatility, market price, strike price, risk-free interest rate and dividend yield appropriate at the date the warrants were issued. Stock compensation cost recognized for the years ended December 31, 2011 and 2010 was approximately $173,000 and $204,000, respectively.

Warrant activity is summarized as follows:

	Shares	Weighted Average Exercise Price
Warrants outstanding, December 31, 2009	5,891,750	$0.59
Granted	450,000	1.50
Exercised	(15,000)	0.62
Expired	—	—
Cancelled	—	—

Warrants outstanding, December 31, 2010	6,326,750	0.65
Granted	—	—
Exercised	(4,170,000)	0.29
Expired	—	—
Cancelled	—	—

Warrants outstanding, December 31, 2011	2,156,750	$1.34

The following table summarizes information on warrants outstanding on December 31, 2011:

Number outstanding	Exercise price	Issued	Expire
100,000	$1.49	03/15/2007	03/13/2012
550,000	$1.50	06/06/2007	06/05/2012
348,417	$1.50	06/06/2007	06/05/2012
83,333	$0.75	02/09/2009	02/08/2014
625,000	$1.05	03/16/2009	03/15/2014
450,000	$1.50	5/3/2010	5/2/2017

2,156,750	$1.34

During January 2012, as described more fully in Note M "Subsequent Events", the Company issued Dr. Maher Albitar a warrant (the "Warrant") to purchase up to 200,000 shares of the Company's common stock.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

NOTE G – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its laboratory and office facilities under non-cancelable operating leases. These operating leases expire at various dates through April 2016 and generally require the payment of real estate taxes, insurance, maintenance and operating costs. The Company has approximately 30,000 square feet of office and laboratory space at our corporate headquarters in Fort Myers, Florida. In addition, we maintain laboratory and office space in Irvine, California, Nashville, Tennessee and Tampa, Florida.

The minimum aggregate future obligations under non-cancelable operating leases as of December 31, 2011 are as follows:

Years ending December 31,
2012	$810,044
2013	352,853
2014	256,788
2015	209,204
2016	70,664

Total minimum lease payments	$1,699,553

Rent expense for the years ended December 31, 2011 and 2010 was approximately $797,000 and $784,000, respectively and is included in costs of revenues and in general and administrative expenses, depending on the allocation of work space in each facility. Certain of the Company's facility leases include rent escalation clauses. The Company normalizes rent expense on a straight-line basis over the term of the lease for known changes in lease payments over the life of the lease.

Capital Lease Obligations

The Company's capital lease obligations expire at various times through 2016 and the weighted average interest rates under such leases approximated 13.17% at December 31, 2011. Some of our leases contain bargain purchase options that allow us to purchase the leased property for a minimal amount upon the expiration of the lease term. The remaining leases have purchase options at fair market value. Future minimum lease payments under capital lease obligations, including those described above are:

Years ending December 31,
2012	$2,121,351
2013	1,744,754
2014	1,109,047
2015	240,658
2016	179,135

Total future minimum lease payments	5,394,945
Less amount representing interest	(680,704)

Present value of future minimum lease payments	4,714,241
Less current maturities	(2,106,728)

Obligations under capital leases – long term	$2,607,513

Property and equipment acquired under capital lease agreements (see Note D) is pledged as collateral to secure the performance of the future minimum lease payments above.

Leasing Technologies, Inc. Lease Agreement

On July 21, 2011 we entered into a third $1.0 million lease line of credit with Leasing Technologies, Inc. ("LTI"), which was on the same terms and conditions as the previous two lines. Advances under this lease line can be made for one year by executing equipment schedules for each advance. The lease term of all equipment schedules is 36 months. The lease rate factor applicable for each equipment schedule is 0.0327/month. If we make use of the entire lease line, the monthly rent would be $32,700. Monthly rent for the leased equipment is payable in advance on the first day of each month. At the end of the term of each equipment schedule, we may: (a) renew the lease; (b) purchase the equipment at fair market value, which price will not be less than 10% of cost nor more than 14% of cost; or (c) return the equipment subject to a remarketing charge equal to 6% of cost. During the third quarter of fiscal year 2011, we entered into lease schedules for $1.0 million to purchase laboratory equipment to make investments for further growth and to increase our testing menu. Therefore we had no availability on this LTI lease line as of December 31, 2011.

Garic, Inc. Lease Agreement

On September 9, 2011, we entered into a master lease agreement for a $1.0 million equipment line of credit with Garic, Inc. The lease has a 12 month draw down period and each schedule has a 36 month term. The lease has a fair market value option at the end of the term at a price not to exceed 15% of the equipment cost or the right to return the equipment. If we make use of the entire lease line, the monthly rent would be $31,647. During 2011, the Company entered into a lease schedule for approximately $200,000 and had $800,000 of remaining availability on the lease line at December 31, 2011.

Employment Contracts

At December 31, 2011, we were obligated under three employment agreements, two of which have expiration dates between March 2013 and December 2013 and one of which is in the period where it renews automatically for one year extensions. Approximate minimum future payments under these agreements as of December 31, 2011 are as follows:

Years ending December 31,
2012	$912,500
2013	294,792

Total	$1,207,292

The agreements with our Chief Executive Officer, Chief Scientific Officer and Chief Financial Officer contain the following:

•	Clauses that allow for continuous automatic extensions of one year unless timely written notice terminating the contract is provided to such officers (as defined in the agreements).

•	Clauses that provide for accelerated vesting of the options granted pursuant to such agreements at the time of certain changes of control of the Company.

•

Clauses that provided for 6-12 months of severance benefits in the event that such officers are terminated without "cause" (as defined in the agreements) by the Company. The base salaries for these officers in 2012 are expected to approximate $925,000.

Revolving Credit And Security Agreement	12 Months Ended
Dec. 31, 2011
Revolving Credit And Security Agreement [Abstract]
Revolving Credit And Security Agreement

NOTE H – REVOLVING CREDIT AND SECURITY AGREEMENT

On February 1, 2008, we entered into a revolving credit facility with CapitalSource, which allowed us to borrow up to $3,000,000 based on a formula tied to our eligible accounts receivable that are aged less than 150 days. On April 26, 2010, the Parent Company, NeoGenomics Laboratories, Inc., the wholly-owned subsidiary of the Parent Company ("Borrower"), and CapitalSource entered into an Amended and Restated Revolving Credit and Security Agreement (the "Amended and Restated Credit Agreement" or the "Credit Facility"). The Amended and Restated Credit Agreement amended and restated the Revolving Credit and Security Agreement dated February 1, 2008, as amended, among the Parent Company, Borrower and CapitalSource (the "Original Credit Agreement"). The terms of the Amended and Restated Credit Agreement and the Original Credit Agreement are substantially similar except that the Amended and Restated Credit Agreement, among other things, (i) increased the maximum principal amount of the revolving credit facility from $3,000,000 to $5,000,000, (ii) provided that the term of the Amended and Restated Credit Agreement shall end on February 1, 2013, (iii) increased the amount of the collateral management fee and unused line fees paid by Borrower to CapitalSource, (iv) modified the definitions of "Minimum Termination Fee" and "Permitted Indebtedness", (v) provided that the Borrower must maintain a minimum outstanding principal balance under the revolving facility of at least $2,000,000, (vi) increased the interest rate to LIBOR plus 4.25% (provided that LIBOR shall not be less than 2.0%) and (vii) revised certain covenants and representations and warranties. The Amended and Restated Credit Agreement also made permanent a previously enacted temporary change to the methodology for calculating the Fixed Charge Coverage Ratio covenant, which permits us to add amounts of unrestricted cash and cash equivalents and unused availability under the Credit Facility to Adjusted EBITDA for the purposes of calculating this covenant. We paid CapitalSource a commitment fee of $33,500 in connection with the execution of the Amended and Restated Credit Agreement. In addition, CapitalSource credited $25,000 of an amendment fee previously paid by us towards this commitment fee.

Interest on outstanding advances under the Credit Facility are payable monthly in arrears on the first day of each calendar month. At December 31, 2011, the effective rate of interest was 6.25%. On December 31, 2011, the available credit under the Credit Facility was approximately $1.1 million and the outstanding borrowing was $3.9 million after netting compensating cash on hand.

Abbott Agreement	12 Months Ended
Dec. 31, 2011
Abbott Agreement [Abstract]
Abbott Agreement

NOTE I – ABBOTT AGREEMENT

On July 24, 2009, we entered into a Strategic Supply Agreement (the "Supply Agreement"), with Abbott Molecular, Inc., a Delaware corporation ("Abbott Molecular"). The Supply Agreement, among other things, provides that Abbott Molecular will supply materials to NeoGenomics on an exclusive or semi-exclusive basis to develop up to three laboratory developed test ("LDT") based on Abbott's intellectual property. The first of these tests, a FISH test to aid in diagnosing malignant melanoma in skin biopsy specimens, was commercially launched in March 2010, and we are currently working on other potential new FISH assays under the agreement.

The initial term of the Supply Agreement expires on December 31, 2019, but provides for up to two 2-year renewal terms under certain circumstances. The parties may terminate the Supply Agreement prior to the expiration of the term under certain circumstances. The Supply Agreement also provides (subject to certain limitations) that Abbott Molecular may convert the Supply Agreement into a non-exclusive agreement. In addition, Abbott Molecular may also terminate the Supply Agreement following a change of control involving NeoGenomics and certain designated companies. In such event Abbott Molecular would pay to NeoGenomics (or its successor) a termination payment based upon a pre-defined formula.

Equity Transactions	12 Months Ended
Dec. 31, 2011
Equity Transactions [Abstract]
Equity Transactions

NOTE J – EQUITY TRANSACTIONS

Private Equity Raise

Between January 10, 2011 and January 12, 2011, the Parent Company entered into subscription agreements with certain investors (the "Investors") pursuant to which the Company has sold to the Investors an aggregate of 2,001,667 shares (the "Shares") of the Company's common stock at a price of $1.50 per share (the "Common Stock Financing"). In connection with the Common Stock Financing, the Company also entered into registration rights agreements with the Investors.

The Investors include, among others, (i) the Douglas M. VanOort Living Trust (of which Douglas VanOort, Chief Executive Officer and Chairman of the Company's Board of Directors, is affiliated), (ii) the Steven and Carisa Jones Defined Benefit Pension Plan & Trust (of which Steven Jones, Executive Vice President – Finance and a director of the Company, is affiliated), (iii) The George A. Cardoza Family Trust (of which George Cardoza, the Company's Chief Financial Officer, is affiliated), and (iv) Kevin C. Johnson (who is a director of the Company).

Restricted Stock

On April 27, 2011, the Company granted 24,000 shares of restricted stock to each of the five non-officer directors of the Company for a total of 120,000 restricted shares. These directors were elected by the shareholders and the stock award is for service on the Board of Directors only. Such restricted shares vest a rate of 2,000 shares per quarter on the last day of each calendar quarter beginning on June 30, 2011 and ending on March 31, 2014 so long as each director remains a member of the Board of Directors. The fair market value of each grant of restricted stock on the award date was deemed to be $34,560 or $1.44 per share, which was the closing price of the Parent Company's common stock on the day before the grant as approved by the board of directors. The Company has also agreed to reimburse each Director $12,000 to offset the income taxes due on such restricted stock awards.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

NOTE K – RELATED PARTY TRANSACTIONS

Consulting Agreement

During 2011 and 2010, Steven Jones, a director of the Company, earned $198,334 and $201,850, respectively, for various consulting work performed in connection with his duties as Executive Vice President of Finance. Mr. Jones is Chairman of the Compliance Committee and was a member of the Compensation Committee through May of 2010.

On May 3, 2010, the Company entered into a consulting agreement (the "Consulting Agreement") with Steven Jones (the "Consultant" or "Mr. Jones") whereby Mr. Jones would continue to provide consulting services to the Company in the capacity of Executive Vice President of Finance. The Consulting Agreement has an initial term from May 3, 2010 through April 30, 2013, which initial term automatically renews for additional one year periods unless either party provides notice of termination at least three months prior to the expiration of the initial term or any renewal term. In addition, the Company has the right to terminate the Consulting Agreement by giving written notice to the Consultant twelve months prior to the effective date of termination. The Consultant has the right to terminate the Consulting Agreement by giving written notice to the Company three months prior to the proposed termination date, provided, however, the Consultant is required to provide an additional three months of transition services to the Company upon reasonable request by the Company. The Consulting Agreement specifies an annual base retainer compensation of $180,000 per year, which was subsequently increased to $200,000 per year in February 2011. Mr. Jones is also eligible to receive an annual cash bonus based on the achievement of certain performance metrics with a target of 30% of his base retainer. Such bonus is eligible to be increased to up to 150% of the target bonus in any fiscal year in which he meets certain performance thresholds established by the CEO of the Company and approved by the Board of Directors. The Company also agreed that it would issue to the Consultant a warrant to purchase 450,000 shares of the Company's common stock, which vest according to the passage of time and upon the Company meeting certain performance milestones.

Laboratory Information System

On March 11, 2005, we entered into an agreement with HCSS, LLC and eTelenext, Inc. to enable NeoGenomics to use eTelenext's Accessioning Application, AP Anywhere Application and CMQ Application. HCSS, LLC was owned 66.7% by Dr. Michael T. Dent, a member of our Board of Directors. On June 18, 2009, we entered into a Software Development, License and Support Agreement with HCSS, LLC and eTelenext, Inc. to upgrade the Company's laboratory information system to a new version called APvX. This agreement had an initial term of 5 years from the date of acceptance and called for monthly fees of $8,000-$12,000 during the term. In June 2010, HCSS and eTelenext were merged into eTelenext's parent company, PathCentral, Inc. Dr. Dent owned approximately 3% of PathCentral, Inc. at December 31, 2010. In May 2011, PathCentral, Inc. agreed to provide the source code of our APVX installation to us in exchange for a release of any further obligations to NeoGenomics and in connection with such transaction our agreement with PathCentral, Inc. was terminated. During the years ended December 31, 2011 and 2010, we incurred licensing and software customization fees from HCSS/eTelenext/PathCentral, Inc. of approximately $97,506 and approximately $286,000, respectively.

Gulf Pointe Capital Lease Agreement

On September 30, 2008, we entered into a master lease agreement (the "Master Lease") with Gulf Pointe Capital, LLC ("Gulf Pointe") which provided for $130,000 of lease financing after it was determined that the lease facility with Leasing Technologies, Inc. would not allow for the leasing of certain used and other types of equipment. Three members of our Board of Directors at the time we entered into the Master Lease, Steven Jones, Peter Petersen and Marvin Jaffe, were affiliated with Gulf Pointe and recused themselves from both sides of all negotiations concerning this transaction. The terms under this lease are consistent with the terms of our other lease arrangements and provided for the sale/leaseback of approximately $130,000 of used laboratory equipment. The lease had a 30 month term and called for monthly payments of $5,155. In consideration for entering into the Master Lease, the Company issued 32,475 common stock warrants to Gulf Pointe with an exercise price of $1.08 and a five year term. The warrants were valued at approximately $11,000 using the Black-Scholes option pricing model. This first lease schedule under the master lease agreement was completed in July 2011, and the Company elected to exercise its end of lease option to purchase the equipment for $16,887.

On February 9, 2009, we amended our Master Lease with Gulf Pointe to increase the maximum size of the facility to $250,000 and entered into a second schedule under the Master Lease for the sale/leaseback of approximately $118,000 of used laboratory equipment. This second lease had a 30 month term at the same lease rate factor per month as the first lease, which equates to monthly payments of $4,690. As part of this amendment, we terminated the original warrant agreement dated September 30, 2009 and replaced it with a new warrant to purchase 83,333 shares of our common stock. Such new warrants have a five year term, an exercise price of $0.75 per share and the same vesting schedule as the original warrants. The replacement warrants were valued using the Black-Scholes option pricing model and the value did not materially differ from the valuation of the original warrants they replaced. This second lease schedule was completed in December 2011, and the Company elected to exercise its end of lease option to purchase the equipment for $13,039.

Research DX, LLC

During 2009, we began contracting with ResearchDX, L.L.C. ("ResearchDX") to provide clinical trial management services on our behalf. During 2010, we began to receive various specimens for testing from ResearchDX and we continued to outsource our clinical trial management and cytogenetic overflow testing volume to them for processing. Matthew Moore, our former Vice President of Research and Development until March 31, 2011 owned 50% of ResearchDX. During the years ended December 31, 2011 and 2010, we received specimen testing revenue of approximately $63,000 and $33,000, respectively and incurred expenses of approximately $339,000 and $233,000, respectively with ResearchDX.

Retirement Plan	12 Months Ended
Dec. 31, 2011
Retirement Plan [Abstract]
Retirement Plan

NOTE L – RETIREMENT PLAN

We maintain a defined-contribution 401(k) retirement plan covering substantially all employees (as defined). Our employees may make voluntary contributions to the plan, subject to limitations based on IRS regulations and compensation. In addition, we match any employees' contributions on a dollar to dollar basis up to 1% of the respective employee's salary. We made matching contributions of approximately $105,000 and $59,000 during the years ended December 31, 2011 and 2010, respectively.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

NOTE M – SUBSEQUENT EVENTS

Health Discovery Corporation License Agreement

On January 6, 2012, we entered into a Master License Agreement (the "License Agreement") with Health Discovery Corporation, a Georgia corporation ("HDC"). Pursuant to the terms of the License Agreement, we were granted an exclusive worldwide license to HDC's "Licensed Patents" and "Licensed Know-How" (as defined in the License Agreement) to, among other things, use, develop, make, have made, sell, offer to sell, modify, and commercially exploit "Licensed Uses" (as defined in the License Agreement) and "Licensed Products" (as defined in the License Agreement), in the fields of laboratory testing, molecular diagnostics, clinical pathology, anatomic pathology and digital image analysis (excluding non-pathology-related radiologic and photographic image analysis) relating to the development, marketing production or sale of any "Laboratory Developed Tests" or LDTs (as defined in the License Agreement) or other products used for diagnosing, ruling out, predicting a response to treatment, and/or monitoring treatment of any or all hematopoietic and solid tumor cancers excluding cancers affecting the retina and breast cancer (collectively with certain other qualifications as defined in the License Agreement, the "Field" or "Field of Use").

The License Agreement allows us, among other things, to develop and sell, without limitation, any gene, gene-product or protein-based LDTs using HDC's technology in the Field and provides for sublicensing rights and the assignment of the License Agreement, in whole or in part, in our sole discretion. The License Agreement further provides us with access to certain HDC personnel and consulting resources in the fields of mathematics and in genetic and molecular test development. The Licensed Know-How also includes, among other things, certain tests, algorithms and computer software which have already been developed by HDC.

We have agreed to use our best efforts to commercialize certain products within one year of the date of the License Agreement, subject to two one-year extensions per product if needed, including a LDTs for prostate, colon and pancreatic cancer and software to automate the interpretation of cytogenetics and flow cytometry (collectively, the "Initial Licensed Products").

If we have not generated $5.0 million of net revenue from products, services and sublicensing arrangements pursuant to the License Agreement within five years of the effective date, HDC may, at its option, revoke the exclusivity with respect to any one or more of the Initial Licensed Products, subject to certain conditions.

Upon the execution of the License Agreement, we paid HDC $1,000,000 in cash and issued to HDC 1,360,000 shares of our common stock which had a market value of $1,945,000 using the closing price of $1.43 per share for the Company's common stock on the OTCQB Market on January 6, 2012.

In addition, the License Agreement provides for milestone payments to HDC, in cash or stock, based on sublicensing revenue and revenue generated from products developed as a result of the License Agreement. Milestone payments are in increments of $500,000 for every $2,000,000 in GAAP revenue recognized by us up to a total of $5,000,000 in potential milestone payments. After $20,000,000 in cumulative GAAP revenue has been recognized by us, HDC will receive a royalty of (i) 6.5% (subject to adjustment under certain circumstances) of Net Revenue (as defined in the License Agreement) generated from all Licensed Uses except for the cytogenetics and flow cytometry interpretation system and (ii) a royalty of 50% of Net Revenue (after the recoupment of certain development and commercialization costs) that we derive from any sublicensing arrangements for the cytogenetics and flow cytometry interpretation system.

Unless sooner terminated pursuant to its terms, the License Agreement will remain in effect until the expiration of the last of the patents licensed under the License Agreement and the license for certain products related to a specific patent will extend for an additional one year after the expiration of such patent.

Dr. Maher Albitar Agreement

On January 6, 2012, we contracted for the services of Dr. Albitar on a full-time basis in connection with his appointment as Chief Medical Officer. As a result of the State of California's regulations against the corporate practice of medicine, Dr. Albitar was engaged as an independent contractor through Albitar Oncology Consulting, LLC, a company previously formed by Dr. Albitar in which he is the sole member and physician-employee (the "Medical Group"). On January 6, 2012, we entered into a Medical Services Agreement (the "Services Agreement") with the Medical Group and a letter agreement (the "Letter Agreement") with Dr. Albitar with respect to his appointment as Chief Medical Officer and Director of Research and Development.

The Services Agreement provides, among other things, that we have engaged the Medical Group to provide and that Medical Group has employed Dr. Albitar to provide certain specified services to us on a full-time basis. The Services Agreement further provides that we will perform administrative, non-physician services for the daily support of the business operations of the Medical Group's practice including all billing and collection activities. The Services Agreement provides that Dr. Albitar's we will pay cash compensation of $425,000 per annum to the Medical Group and a bonus targeted at 25% of the base compensation if certain performance thresholds are met. Pursuant to the Letter Agreement, Dr. Albitar was granted an option (the "Option") to purchase 250,000 shares of the Company's common stock at an exercise price per share of $1.43, which was the closing price per share on the last trading day prior to his start date. The Option has a five year term and 25% of the Option vests each year on the first four anniversaries of his start date. The Option also fully vests upon a change of control of the Company.

Dr. Albitar was also granted a warrant (the "Warrant") to purchase up to 200,000 shares of the Company's common stock at an exercise price of $1.43 per share. Such Warrant has a five year term and vest in accordance with certain specified performance criteria. In the event of a change of control of the Company in which the consideration payable to common stockholders of the Company has a deemed value of at least $4.00 per share, any unvested portion of the Warrant will immediately vest in full.

Internal Revenue Service Audit

During January 2012, the Internal Revenue Service notified us that they were going to conduct an audit of our tax returns for the years ended December 31, 2010 and 2009, respectively. We are in the preliminary phase of these audits and have no information as to the overall impact of this audit.

SunTrust Restricted Cash

On January 26, 2012, SunTrust Bank agreed to release an additional $200,000 of restricted cash to us as a result of decreases in the lease balance.

Douglas VanOort Stock Option Grant

On February 14, 2012, our Board of Directors granted 800,000 supplemental non-qualified stock options to our CEO, Douglas M.VanOort. These options have a five year term, an exercise price of $1.71 per share, and vest according to the passage of time with 200,000 options vesting each year on each of the first four anniversaries of the grant date. In the event of a change of control of the Company in which the consideration payable to common stockholders has a deemed value of at least $4.00 per share, any unvested portion of the options shall vest in full. These options are supplemental options and were made outside of our Amended and Restated Equity Incentive Plan.

Power3 Medical Products Intellectual Property

In April 2007, we entered into an agreement with Power3 Medical Products, Inc., ("Power3"), an early stage company engaged in the discovery, development, and commercialization of protein biomarkers, regarding the formation of a joint venture contract research organization. As part of the agreement, we provided $200,000 of working capital to Power3 by purchasing a 6% convertible debenture, due April 17, 2009 (the "Debenture"). During the year-ended December 31, 2008 we booked an impairment charge against the full value of our investment in the Power3 Debenture due to the uncertainty of its collectability. In April 2009, we notified Power3 that it was in default of its obligations under the Debenture for failing to pay interest on the Debenture since September 2008 and for failing to pay principal when due.

In March 2010, we filed a complaint in the New York State Supreme Court in New York County to recover the principal, interest and other fees and expenses due and owing to us. In December 2010, the Supreme Court of the State of New York issued a judgment against Power3 in favor of NeoGenomics in the amount of $241,127. In September 2011, we intervened in an existing court-appointed Receivership against Power3 in the District Court of Harris County, Texas.

On February 23, 2012, the Receiver held an auction of Power3's assets pursuant to a court order. At such auction, we credit bid our entire judgment amount for certain intellectual property assets of Power3, which included pending patents related to certain protein biomarkers which may be useful in the diagnosis of breast cancer and neurodegenerative disease. The Receiver in this action accepted our bid and gave Power3 until March 7, 2012 to pay off our judgment in full. On March 7, 2012 the judgment was not paid and ownership of nineteen pending patents and one issued patent was transferred to NeoGenomics.